UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10379

PIMCO California Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: April 30

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Annual Report

April 30, 2015

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

Letter from the Chairman of the Board & President

Dear Shareholder:

Despite periods of volatility, municipal bonds produced positive results during the fiscal year ended April 30, 2015. Even though portions of the U.S. economy were resilient and the unemployment rate declined, Treasury yields moved lower during the reporting period. Investor demand for municipal securities was positive overall amid generally strengthening fundamentals and improving state balance sheets. Against this backdrop, the overall municipal bond market, as measured by the Barclays Municipal Bond Index, gained 4.80% during the reporting period. The index posted positive returns during 10 of the 12 months of the period.

For the 12-month reporting period ended April 30, 2015

After first expanding, the U.S. economy hit a soft patch as the reporting period progressed. Looking back, U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 4.6% annual pace during the second quarter of 2014 and accelerated to a 5.0% annual pace during the third quarter of 2014 — its strongest growth rate since the third quarter of 2003. GDP then expanded at an annual pace of 2.2% during the fourth quarter of 2014. Decelerating growth was partially attributed to an upturn in imports and moderating federal government spending. According to the Commerce Department’s second estimate released on May 29, 2015, GDP contracted at an annual pace of 0.7% for the first quarter of 2015. This was attributed to negative contributions from exports, nonresidential fixed investment and state and local government spending. In addition, consumer spending decelerated, as it grew a modest 1.8% during the first quarter of 2015 versus 4.4% for the fourth quarter of 2014.

Federal Reserve (“Fed”) monetary policy remained accommodative during the reporting period. However, the central bank appeared to be moving closer to raising interest rates for the first time since 2006. As expected, following its meeting in October 2014, the Fed announced that it had concluded its asset purchase program. Then, at its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. Finally, at its meeting in April, the Fed said that it “…anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2 percent objective over the medium term.”

Outlook

PIMCO’s baseline view is that the U.S. is on track for solid growth in the range of 2.5% to 3% in 2015. This outlook reflects the firm’s expectation for robust consumption growth, supported by a strengthening labor market and a boost to real

2	PIMCO CLOSED-END FUNDS

income from low commodity prices. However, against this positive outlook for consumption, PIMCO is weighing the potential negatives of sluggish export growth held back by the stronger U.S. dollar, as well as the likelihood that capital expenditure spending will be held back by a slowdown in investment in the energy sector. While PIMCO believes that headline inflation may briefly turn negative due to the year-over-year decline in oil prices, the firm expects core inflation to bottom out near current levels and to rebound later in 2015. In terms of the Fed, PIMCO believes that the central bank will likely commence a rate hike cycle later this year. That said, in PIMCO’s view, this hiking cycle will differ from previous Fed rate hike cycles both in terms of pace — slower — and in terms of the destination — lower.

In the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the 12-month reporting period ended April 30, 2015.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at pimco.com/investments to learn more about our views and global thought leadership.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President/Principal Executive Officer

ANNUAL REPORT	APRIL 30, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders,

4	PIMCO CLOSED-END FUNDS

including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and may require that such programs be restructured. At this time, the full impact of these rules is not certain, however, in response to these rules, industry participants have begun to explore various structuring alternatives for existing and new trusts. For example, under a new tender option bond structure, a Fund would structure and sponsor a tender option bond trust. As a result, a Fund would be required to assume certain responsibilities and risks as the sponsor of the tender option bond trust. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Funds. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs. A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high-yield investments increase the chance that a Fund will lose money on its investment. Mortgage-Related and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage-Related and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage-Related and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

A Fund may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Fund’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are

ANNUAL REPORT	APRIL 30, 2015	5

Important Information About the Funds (Cont.)

often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by a Fund could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such

6	PIMCO CLOSED-END FUNDS

premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, tender option bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report the Common Share Average Annual Total Return table and Common Share Cumulative Return (if applicable) measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for a Fund’s shares, or changes in a Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of each Fund:

Name of Fund	Commencement of Operations
PIMCO Municipal Income Fund	06/29/01
PIMCO California Municipal Income Fund	06/29/01
PIMCO New York Municipal Income Fund	06/29/01

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by

Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the

ANNUAL REPORT	APRIL 30, 2015	7

Important Information About the Funds (Cont.)

Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com/investments. Updated portfolio holdings information about a Fund will be available at www.pimco.com/closedendfunds approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO CLOSED-END FUNDS

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ANNUAL REPORT	APRIL 30, 2015	9

PIMCO Municipal Income Fund	Symbol on NYSE - PMF

Allocation Breakdown†

California	16.2%
New York	13.4%
Texas	11.6%
New Jersey	8.8%
Short-Term Instruments	1.7%
Other	48.3%

†	% of Investments, at value as of 04/30/15

Fund Information (as of April 30, 2015)(1)

Market Price	$15.38
NAV	$13.15
Premium/(Discount) to NAV	16.96%
Market Price Distribution Yield (2)	6.34%
NAV Distribution Yield (2)	7.41%
Regulatory Leverage Ratio (3)	37.76%

Average Annual Total Return for the period ended April 30, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (06/29/2001)
Market Price	21.47%	9.97%	7.93%	7.42%
NAV	12.72%	10.68%	6.84%	7.15%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

10	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO Municipal Income Fund’s primary investment objective is to seek current income exempt from federal income tax.

»

The municipal bond market generated a solid return during the 12-month reporting period ended April 30, 2015. The overall municipal market, as measured by the Barclays Municipal Bond Index (the “Index”), posted positive returns during 10 of the 12 months of the reporting period. Supporting the municipal market during those months were generally improving fundamentals, attractive valuations and falling longer-term interest rates. In addition, investor demand was largely solid. The municipal market’s only setbacks occurred in February 2015 and April 2015, as interest rates moved higher and negatively impacted bond prices. The Index gained 4.80% during the 12 months ended April 30, 2015. In comparison, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, gained 4.46%.

»

The Fund’s overweight to effective duration (or sensitivity to changes in market interest rates) contributed to performance, as municipal yields generally moved lower across the yield curve during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as the sector outperformed the Index during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance, as the sector outperformed the Index during the reporting period.

»	Exposure to the high yield tobacco sector contributed to performance, as the sector outperformed the Index during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the Index during the reporting period.

»	An underweight to the education sector detracted from performance, as the sector outperformed the Index during the reporting period.

»	An underweight to the water and sewer utility sector detracted from performance, as the sector outperformed the Index during the reporting period.

ANNUAL REPORT	APRIL 30, 2015	11

PIMCO California Municipal Income Fund	Symbol on NYSE - PCQ

Allocation Breakdown†

California	96.4%
Iowa	1.9%
Texas	1.3%
Short-Term Instruments	0.4%

†	% of Investments, at value as of 04/30/15

Fund Information (as of April 30, 2015)(1)

Market Price	$15.66
NAV	$14.33
Premium/(Discount) to NAV	9.28%
Market Price Distribution Yield (2)	5.90%
NAV Distribution Yield (2)	6.45%
Regulatory Leverage Ratio (3)	40.08%

Average Annual Total Return for the period ended April 30, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (06/29/2001)
Market Price	16.08%	10.66%	8.08%	7.20%
NAV	11.06%	9.62%	7.04%	7.07%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

12	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO California Municipal Income Fund’s primary investment objective is to seek current income exempt from federal and California income tax.

»

The municipal bond market generated a solid return during the 12-month reporting period ended April 30, 2015. The overall municipal market, as measured by the Barclays Municipal Bond Index (the “Index”), posted positive returns during 10 of the 12 months of the reporting period. Supporting the municipal market during those months were generally improving fundamentals, attractive valuations and falling longer-term interest rates. In addition, investor demand was largely solid. The municipal market’s only setbacks occurred in February 2015 and April 2015, as interest rates moved higher and negatively impacted bond prices. The Index gained 4.80% during the 12 months ended April 30, 2015. In comparison, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, gained 4.46%.

»

The Fund’s overweight to effective duration (or sensitivity to changes in market interest rates) contributed to performance, as municipal yields generally moved lower across the yield curve during the reporting period.

»	Exposure to the high yield tobacco sector contributed to performance, as the sector outperformed the Index during the reporting period.

»	An overweight to the health care sector contributed to performance, as the sector outperformed the Index during the reporting period.

»	Select exposure to the lease-backed sector contributed to performance during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the Index during the reporting period.

»	An underweight to the water and sewer utility sector detracted from performance, as the sector outperformed the Index during the reporting period.

ANNUAL REPORT	APRIL 30, 2015	13

PIMCO New York Municipal Income Fund	Symbol on NYSE - PNF

Allocation Breakdown†

New York	98.0%
Ohio	1.7%
Short-Term Instruments	0.3%

†	% of Investments, at value as of 04/30/15

Fund Information (as of April 30, 2015)(1)

Market Price	$11.54
NAV	$11.92
Premium/(Discount) to NAV	-3.19%
Market Price Distribution Yield (2)	5.93%
NAV Distribution Yield (2)	5.74%
Regulatory Leverage Ratio (3)	38.51%

Average Annual Total Return for the period ended April 30, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (06/29/2001)
Market Price	7.72%	7.04%	4.37%	4.45%
NAV	12.81%	8.78%	4.81%	5.08%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

14	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO New York Municipal Income Fund’s primary investment objective is to seek current income exempt from federal, New York State and New York City income tax.

»

The municipal bond market generated a solid return during the 12-month reporting period ended April 30, 2015. The overall municipal market, as measured by the Barclays Municipal Bond Index (the “Index”), posted positive returns during 10 of the 12 months of the reporting period. Supporting the municipal market during those months were generally improving fundamentals, attractive valuations and falling longer-term interest rates. In addition, investor demand was largely solid. The municipal market’s only setbacks occurred in February 2015 and April 2015, as interest rates moved higher and negatively impacted bond prices. The Index gained 4.80% during the 12 months ended April 30, 2015. In comparison, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, gained 4.46%.

»

The Fund’s overweight to effective duration (or sensitivity to changes in market interest rates) contributed to performance, as municipal yields generally moved lower across the yield curve during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as the sector outperformed the Index during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance, as the sector outperformed the Index during the reporting period.

»	Exposure to the high yield tobacco sector contributed to performance, as the sector outperformed the Index during the reporting period.

»	An underweight to the water and sewer utility sector detracted from performance, as the sector outperformed the Index during the reporting period.

»	Select exposure to the special tax sector detracted from performance during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the Index during the reporting period.

ANNUAL REPORT	APRIL 30, 2015	15

Financial Highlights

Selected Per Common Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Distributions on Preferred Shares from Net Investment Income	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	Distributions to Common Shareholders from Net Investment Income
PIMCO Municipal Income Fund
04/30/2015	$12.57	$0.93	$0.64	$1.57	$(0.01)	$1.56	$(0.98)
04/30/2014	13.75	0.94	(1.13)	(0.19)	(0.01)	(0.20)	(0.98)
04/30/2013	12.93	0.95	0.87	1.82	(0.02)	1.80	(0.98)
04/30/2012	10.72	1.01	2.20	3.21	(0.02)	3.19	(0.98)
04/30/2011	11.76	1.07	(1.10)	(0.03)	(0.03)	(0.06)	(0.98)

PIMCO California Municipal Income Fund
04/30/2015	$13.77	$0.95	$0.54	$1.49	$(0.01)	$1.48	$(0.92)
04/30/2014	14.71	0.99	(1.00)	(0.01)	(0.01)	(0.02)	(0.92)
04/30/2013	13.75	1.02	0.88	1.90	(0.02)	1.88	(0.92)
04/30/2012	11.32	1.08	2.29	3.37	(0.02)	3.35	(0.92)
04/30/2011	12.84	1.12	(1.69)	(0.57)	(0.03)	(0.60)	(0.92)

PIMCO New York Municipal Income Fund
04/30/2015	$11.20	$0.68	$0.73	$1.41	$(0.01)	$1.40	$(0.68)
04/30/2014	12.04	0.67	(0.82)	(0.15)	(0.01)	(0.16)	(0.68)
04/30/2013	11.38	0.70	0.66	1.36	(0.02)	1.34	(0.68)
04/30/2012	9.92	0.74	1.41	2.15	(0.01)	2.14	(0.68)
04/30/2011	10.67	0.80	(0.84)	(0.04)	(0.03)	(0.07)	(0.68)

(a)	Per share amounts based on average number of common shares outstanding during the year.
(b)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(d)	Interest expense primarily relates to participation in borrowing and financing transactions, see Note 5 in the Notes to Financial Statements for more information.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Net Asset Value End of Year	Market Price End of Year	Total Invest ment Return (b)	Net Assets Applicable to Common Shareholders End of Year (000s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets Excluding Waivers (c)	Ratio of Expenses to Average Net Assets Excluding Interest Expense (c)	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers (c)	Ratio of Net Investment Income to Average Net Assets (c)	Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$13.15	$15.38	21.47%	$334,775	1.25%	1.25%	1.22%	1.22%	7.12%	$69,049	9%
12.57	13.58	(8.45)	319,155	1.30	1.30	1.27	1.27	7.74	66,993	15
13.75	16.05	11.96	348,162	1.22	1.23	1.19	1.20	6.99	70,809	9
12.93	15.28	27.20	326,741	1.28	1.35	1.22	1.29	8.42	67,990	18
10.72	12.92	1.54	269,916	1.44	1.44	1.34	1.34	9.43	60,514	15

$14.33	$15.66	16.08%	$266,838	1.32%	1.32%	1.22%	1.22%	6.67%	$69,473	11%
13.77	14.38	0.61	255,751	1.36	1.36	1.27	1.27	7.55	67,624	21
14.71	15.33	9.96	272,398	1.30	1.31	1.21	1.22	7.17	70,398	12
13.75	14.83	32.94	253,870	1.36	1.43	1.25	1.32	8.63	67,310	9
11.32	11.99	(2.79)	208,147	1.48	1.48	1.34	1.34	9.21	59,689	19

$11.92	$11.54	7.72%	$91,832	1.39%	1.39%	1.31%	1.31%	5.78%	$73,847	1%
11.20	11.36	(3.21)	86,211	1.46	1.46	1.40	1.40	6.28	70,857	10
12.04	12.52	12.96	92,509	1.36	1.37	1.30	1.31	5.89	74,203	16
11.38	11.73	26.36	87,126	1.37	1.44	1.31	1.38	7.00	71,341	21
9.92	9.89	(5.57)	75,728	1.51	1.51	1.42	1.42	7.70	65,279	29

ANNUAL REPORT	APRIL 30, 2015	17

Statements of Assets and Liabilities

April 30, 2015

(Amounts in thousands†, except per share amounts)	PIMCO Municipal Income Fund	PIMCO California Municipal Income Fund	PIMCO New York Municipal Income Fund
Assets:
Investments, at value
Investments in securities	$537,731	$439,719	$145,967
Cash	590	538	154
Interest receivable	7,678	6,979	2,004
Other assets	80	10	1,837
	546,079	447,246	149,962

Liabilities:
Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$13,105	$28,521	$10,509
Payable for investments purchased	5,681	0	0
Distributions payable to common shareholders	2,069	1,433	439
Dividends payable to preferred shareholders	2	2	0
Accrued management fees	307	243	89
Other liabilities	140	209	93
	21,304	30,408	11,130

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 7,600, 6,000 and 1,880 shares issued and outstanding, respectively)	190,000	150,000	47,000

Net Assets Applicable to Common Shareholders	$334,775	$266,838	$91,832

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$0	$0	$0
Paid in capital	332,882	243,704	97,464
Undistributed net investment income	1,979	12,917	2,137
Accumulated net realized (loss)	(58,779)	(34,409)	(20,954)
Net unrealized appreciation	58,693	44,626	13,185
	$334,775	$266,838	$91,832

Common Shares Issued and Outstanding	25,464	18,617	7,705

Net Asset Value Per Common Share	$13.15	$14.33	$11.92

Cost of Investments in securities	$479,051	$395,093	$133,216

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Year Ended April 30, 2015
(Amounts in thousands†)	PIMCO Municipal Income Fund	PIMCO California Municipal Income Fund	PIMCO New York Municipal Income Fund

Investment Income:
Interest	$27,881	$21,169	$6,507
Total Income	27,881	21,169	6,507

Expenses:
Management fees	3,589	2,846	1,005
Auction agent fees and commissions	322	250	83
Trustee fees and related expenses	33	26	9
Interest expense	101	259	70
Auction rate preferred shares related expenses	20	20	20
Operating expenses pre-transition (a)
Custodian and accounting agent	42	32	20
Audit and tax services	22	21	21
Shareholder communications	12	7	6
New York Stock Exchange listing	13	13	13
Transfer agent	10	10	10
Legal	4	5	2
Insurance	3	2	1
Other expenses	1	0	0
Total Expenses	4,172	3,491	1,260

Net Investment Income	23,709	17,678	5,247

Net Realized Gain (Loss):
Investments in securities	(1,080)	455	0
Net Realized Gain (Loss)	(1,080)	455	0

Net Change in Unrealized Appreciation:
Investments in securities	17,051	9,666	5,582
Net Change in Unrealized Appreciation	17,051	9,666	5,582
Net Gain	15,971	10,121	5,582

Net Increase in Net Assets Resulting from Operations	39,680	27,799	10,829

Distributions on Preferred Shares from Net Investment Income	(211)	(165)	(54)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$39,469	$27,634	$10,775

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

ANNUAL REPORT	APRIL 30, 2015	19

Statements of Changes in Net Assets

	PIMCO Municipal Income Fund
(Amounts in thousands†)	Year Ended April 30, 2015	Year Ended April 30, 2014
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$23,709	$23,714
Net realized gain (loss)	(1,080)	(1,950)
Net change in unrealized appreciation (depreciation)	17,051	(26,690)
Net increase (decrease) resulting from operations	39,680	(4,926)
Distributions on Preferred Shares from Net Investment Income	(211)	(246)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	39,469	(5,172)

Distributions to Common Shareholders from Net Investment income	(24,797)	(24,727)

Common Share Transactions**:
Issued as reinvestment of distributions	948	892

Total Increase (Decrease) in Net Assets	15,620	(29,007)

Net Assets Applicable to Common Shareholders:
Beginning of year	319,155	348,162
End of year*	$334,775	$319,155

* Including undistributed net investment income of:	$1,979	$3,318

** Common Share Transactions:
Share issued as reinvestment of distributions	68	72

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO California Municipal Income Fund		PIMCO New York Municipal Income Fund
Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014

$17,678	$18,445	$5,247	$5,170
455	2,328	0	21
9,666	(20,810)	5,582	(6,288)
27,799	(37)	10,829	(1,097)
(165)	(196)	(54)	(60)

27,634	(233)	10,775	(1,157)

(17,183)	(17,139)	(5,269)	(5,260)

636	725	115	119

11,087	(16,647)	5,621	(6,298)

255,751	272,398	86,211	92,509
$266,838	$255,751	$91,832	$86,211

$12,917	$12,610	$2,137	$2,137

45	55	10	11

ANNUAL REPORT	APRIL 30, 2015	21

Schedule of Investments PIMCO Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 160.6%

MUNICIPAL BONDS & NOTES 157.9%

ALABAMA 3.6%
Huntsville-Redstone Village Special Care Facilities Financing Authority, Alabama Revenue Bonds, Series 2007
5.500% due 01/01/2028	$250	$252
5.500% due 01/01/2043	885	886
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (b)	15,000	9,716
6.500% due 10/01/2053	1,000	1,164

		12,018

ALASKA 1.2%
Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^	900	247
Matanuska-Susitna Borough, Alaska Revenue Bonds, (AGC Insured), Series 2009
6.000% due 09/01/2032	3,280	3,943

		4,190

ARIZONA 3.9%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	2,750	2,692
Arizona Health Facilities Authority Revenue Bonds, Series 2008
5.500% due 01/01/2038	2,050	2,233
Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2010
5.250% due 10/01/2040	750	835
Maricopa County, Arizona Pollution Control Corp. Revenue Bonds, Series 2000
5.000% due 06/01/2035	1,500	1,676
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2009
5.000% due 01/01/2039 (c)	5,000	5,543

		12,979

ARKANSAS 0.6%
Arkansas Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2036	5,500	2,102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 26.0%
Bay Area Toll Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2034	$2,875	$3,269
5.000% due 10/01/2042	3,255	3,689
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2053	10,000	11,236
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	2,000	2,304
California Health Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	1,500	1,773
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	3,000	3,351
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,335	1,706
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	700	768
5.000% due 06/01/2037	1,200	1,292
California State General Obligation Bonds, Series 2008
5.125% due 08/01/2036	2,300	2,560
5.250% due 03/01/2038	1,250	1,383
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	3,200	3,779
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	1,900	2,210
5.500% due 03/01/2040	500	585
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	2,310	2,768
6.750% due 02/01/2038	8,485	10,134
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.500% due 07/01/2031	845	921
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	1,000	1,093
6.500% due 11/01/2021	555	605
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	3,000	3,501
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2045	4,000	4,416

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Community College District, California General Obligation Bonds, (FGIC Insured), Series 2007
5.000% due 08/01/2032	$5,300	$5,819
Los Angeles Unified School District, California General Obligation Bonds, (AMBAC Insured), Series 2005
5.000% due 07/01/2030	2,000	2,015
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	2,000	2,486
Montebello Unified School District, California General Obligation Bonds, (AGM Insured), Series 2008
5.000% due 08/01/2033	4,175	4,719
Orange County, California Airport Revenue Bonds, Series 2009
5.250% due 07/01/2039	5,000	5,651
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,600	1,790
Whittier Union High School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2025	2,000	1,304

		87,127

COLORADO 1.0%
Denver Health & Hospital Authority, Colorado Revenue Bonds, Series 2010
5.625% due 12/01/2040	450	497
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	683
Regional Transportation District, Colorado Certificates of Participation Bonds, Series 2010
5.375% due 06/01/2031	400	455
University of Colorado Revenue Bonds, Series 2009
5.375% due 06/01/2038	1,500	1,749

		3,384

CONNECTICUT 2.4%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2011
5.000% due 07/01/2041	5,000	5,383
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2012
5.000% due 07/01/2042	2,500	2,669

		8,052

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 1.4%
District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	$2,500	$2,926
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.250% due 05/15/2024	1,595	1,607

		4,533

FLORIDA 3.3%
Broward County, Florida Water & Sewer Utility Revenue Bonds, Series 2009
5.250% due 10/01/2034 (c)	4,000	4,508
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	280	302
Florida State General Obligation Bonds, Series 2009
5.000% due 06/01/2038 (c)	3,900	4,308
Lee County Industrial Development Authority, Florida Revenue Bonds, Series 2007
5.375% due 06/15/2037	500	509
Miami-Dade County, Florida School Board Foundation, Inc. Certificates of Participation Bonds, (AGC Insured), Series 2009
5.375% due 02/01/2034	1,250	1,401

		11,028

GEORGIA 0.7%
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	2,300	2,324

ILLINOIS 2.4%
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (c)	5,000	5,695
7.125% due 11/15/2037	400	477
Springfield, Illinois Electric Revenue Bonds, Series 2008
5.000% due 03/01/2036	1,900	2,022

		8,194

INDIANA 2.5%
Indiana Finance Authority Revenue Bonds, Series 2009
6.000% due 08/01/2039	1,500	1,737
Indiana Finance Authority Revenue Bonds, Series 2012
5.000% due 06/01/2032	3,000	3,219

See Accompanying Notes	ANNUAL REPORT	APRIL 30, 2015	23

Schedule of Investments PIMCO Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indiana Municipal Power Agency Revenue Bonds, Series 2009
6.000% due 01/01/2039	$1,000	$1,147
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	1,900	2,255

		8,358

IOWA 2.3%
Iowa Finance Authority Revenue Bonds, Series 2007
6.750% due 11/15/2037	3,500	3,704
6.750% due 11/15/2042	1,500	1,585
Iowa Finance Authority Revenue Bonds, Series 2013
5.250% due 12/01/2025	1,000	1,122
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	532	3
2.700% due 11/15/2046 ^	2,836	1,157

		7,571

KANSAS 0.6%
Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	1,000	1,157
Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^	871	261
Manhattan, Kansas Revenue Bonds, Series 2007
5.125% due 05/15/2042	650	652

		2,070

KENTUCKY 0.3%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	1,000	1,150

LOUISIANA 1.7%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, (ACA Insured), Series 2000
6.550% due 09/01/2025	1,680	1,844
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
5.875% due 10/01/2040	750	880
6.500% due 11/01/2035	400	481
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,351

		5,556

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MARYLAND 1.2%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 06/01/2035	$1,500	$1,608
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	650	731
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 07/01/2045	1,500	1,637

		3,976

MASSACHUSETTS 0.9%
Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.000% due 07/01/2042	750	844
Massachusetts Development Finance Agency Revenue Bonds, Series 2011
0.000% due 11/15/2056	103	1
6.250% due 11/15/2039	388	375
Massachusetts State College Building Authority Revenue Bonds, Series 2009
5.500% due 05/01/2039	1,500	1,717

		2,937

MICHIGAN 0.9%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
6.000% due 06/01/2048	1,500	1,264
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	1,500	1,854

		3,118

MINNESOTA 0.7%
Minnesota Agricultural & Economic Development Board Revenue Bonds, Series 2000
6.375% due 11/15/2029	95	95
St Louis Park, Minnesota Revenue Bonds, Series 2009
5.750% due 07/01/2039	1,500	1,710
Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	500	523

		2,328

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 0.4%
Joplin Industrial Development Authority, Missouri Revenue Bonds, Series 2007
5.750% due 05/15/2026	$1,000	$1,047
Lee’s Summit, Missouri Tax Allocation Bonds, Series 2011
5.625% due 10/01/2023	285	287

		1,334

NEBRASKA 1.7%
Public Power Generation Agency, Nebraska Revenue Bonds, Series 2015
5.000% due 01/01/2029 (a)	5,000	5,659

NEVADA 6.2%
Clark County, Nevada General Obligation Bonds, (AGM Insured), Series 2006
4.750% due 06/01/2030	5,000	5,202
Clark County, Nevada General Obligation Bonds, Series 2006 (c)
4.750% due 11/01/2035	5,230	5,463
Washoe County, Nevada General Obligation Bonds, (NPFGC Insured), Series 2005
5.000% due 01/01/2035	9,755	10,058

		20,723

NEW JERSEY 14.1%
New Jersey Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 12/15/2034	2,000	2,277
New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	16,550	19,230
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	500	597
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,297
New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.250% due 01/01/2040	2,000	2,196
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.000% due 06/15/2042	7,000	7,196
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	12,100	9,385
5.000% due 06/01/2041	5,000	3,898

		47,076

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW MEXICO 2.4%
Farmington, New Mexico Revenue Bonds, Series 2010
5.900% due 06/01/2040	$1,000	$1,111
New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2009
5.000% due 08/01/2039	6,400	7,048

		8,159

NEW YORK 21.5%
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	15,500	17,103
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,357
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049	1,137	91
6.700% due 01/01/2049	3,150	3,094
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	3,000	3,355
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	7,500	8,787
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	3,000	3,612
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	10,000	11,185
5.000% due 11/15/2044	10,000	10,936
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,000	2,081
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	3,500	3,997
New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2028	2,000	2,364
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	2,000	2,013

		71,975

OHIO 6.6%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	8,000	6,578
6.500% due 06/01/2047	10,000	8,890

See Accompanying Notes	ANNUAL REPORT	APRIL 30, 2015	25

Schedule of Investments PIMCO Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	$1,000	$1,071
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,421

		21,960

OREGON 0.9%
Oregon Department of Administrative Services State Certificates of Participation Bonds, Series 2009
5.250% due 05/01/2039	600	674
Oregon Health & Science University Revenue Bonds, Series 2009
5.750% due 07/01/2039	2,000	2,329

		3,003

PENNSYLVANIA 8.0%
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	2,000	1,200
Geisinger Authority, Pennsylvania Revenue Bonds, Series 2009
5.250% due 06/01/2039	5,000	5,566
Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2008
6.250% due 07/01/2026	750	787
6.375% due 07/01/2030	85	89
Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	1,100	1,244
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 03/01/2040	350	380
6.000% due 07/01/2043	500	530
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.125% due 12/01/2040	2,000	2,172
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2036	5,000	5,375
5.625% due 07/01/2042	1,000	1,066
Philadelphia, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2008
5.250% due 12/15/2032	7,000	7,778
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2009
5.250% due 01/01/2036	500	550

		26,737

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH CAROLINA 5.6%
South Carolina Educational Facilities Authority Revenue Bonds, Series 2006
0.120% due 10/01/2039	$1,260	$1,260
South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	450	462
South Carolina State Ports Authority Revenue Bonds, Series 2010
5.250% due 07/01/2040	2,200	2,439
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,578
5.500% due 12/01/2053	5,000	5,644
South Carolina State Public Service Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	3,000	3,425

		18,808

TENNESSEE 3.5%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	5,000	5,752
5.250% due 09/01/2024	5,000	5,895

		11,647

TEXAS 18.6%
Central Texas Turnpike System Revenue Bonds, Series 2015
5.000% due 08/15/2037	1,000	1,114
5.000% due 08/15/2042	5,000	5,384
Dallas, Texas Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	1,200	1,348
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	5,500	5,979
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Notes, Series 2009
8.070% due 02/01/2017 (d)	1,000	1,259
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
10.070% due 10/01/2031 (d)	600	788
North Harris County, Texas Regional Water Authority Revenue Bonds, Series 2008
5.250% due 12/15/2033	4,200	4,714
5.500% due 12/15/2038	4,200	4,769
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	6,050	6,664
5.750% due 01/01/2033	600	674

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Texas Tollway Authority Revenue Bonds, Series 2009
5.250% due 01/01/2044	$3,000	$3,268
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	2,750	2,948
5.500% due 09/01/2041	600	708
North Texas Tollway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2034	3,000	3,314
San Juan Higher Education Finance Authority, Texas Revenue Bonds, Series 2010
6.700% due 08/15/2040	250	297
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	4,000	4,700
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	3,500	4,114
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	6,500	8,053
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2007
5.875% due 12/01/2036	400	435
Uptown Development Authority, Texas Tax Allocation Bonds, Series 2009
5.500% due 09/01/2029	1,000	1,096
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	500	590

		62,216

UTAH 2.4%
Salt Lake County, Utah Revenue Bonds, (AMBAC Insured), Series 2001
5.125% due 02/15/2033	7,000	8,061

VIRGINIA 3.1%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	1,000	1,137
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2012
5.000% due 05/15/2040	6,490	7,233
Peninsula Town Center Community Development Authority, Virginia Revenue Bonds, Series 2007
6.450% due 09/01/2037	1,985	2,126

		10,496

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 4.8%
JPMorgan Chase Putters/Drivers Trust, Washington General Obligation Bonds, Series 2009
11.810% due 08/01/2028 (d)	$6,670	$9,017
Washington Health Care Facilities Authority Revenue Bonds, (AGC Insured), Series 2008
6.000% due 08/15/2039	700	840
Washington Health Care Facilities Authority Revenue Bonds, Series 2007
6.125% due 08/15/2037	2,000	2,168
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	250	307
Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	3,600	3,523
Washington State Housing Finance Commission Revenue Notes, Series 2007
5.250% due 01/01/2017	230	233

		16,088

WEST VIRGINIA 0.3%
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	980	1,093

WISCONSIN 0.2%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2039	500	601

Total Municipal Bonds & Notes (Cost $469,952)		528,631

SHORT-TERM INSTRUMENTS 2.7%

U.S. TREASURY BILLS 2.7%
0.045% due 07/23/2015 - 09/10/2015	9,100	9,100

Total Short-Term Instruments (Cost $9,099)		9,100

Total Investments in Securities (Cost $479,051)		537,731

Total Investments 160.6% (Cost $479,051)		$537,731

Preferred Shares (56.7%)		(190,000)

Other Assets and Liabilities, net (3.9%)		(12,956)

Net Assets Applicable to Common Shareholders 100.0%		$334,775

See Accompanying Notes	ANNUAL REPORT	APRIL 30, 2015	27

Schedule of Investments PIMCO Municipal Income Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security becomes interest bearing at a future date.
(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(a) in the Notes to Financial Statements for more information.
(d)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on April 30, 2015.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$12,018	$0	$12,018
Alaska	0	4,190	0	4,190
Arizona	0	12,979	0	12,979
Arkansas	0	2,102	0	2,102
California	0	87,127	0	87,127
Colorado	0	3,384	0	3,384
Connecticut	0	8,052	0	8,052
District of Columbia	0	4,533	0	4,533
Florida	0	11,028	0	11,028
Georgia	0	2,324	0	2,324
Illinois	0	8,194	0	8,194
Indiana	0	8,358	0	8,358
Iowa	0	7,571	0	7,571
Kansas	0	2,070	0	2,070
Kentucky	0	1,150	0	1,150
Louisiana	0	5,556	0	5,556
Maryland	0	3,976	0	3,976
Massachusetts	0	2,937	0	2,937
Michigan	0	3,118	0	3,118
Minnesota	0	2,328	0	2,328
Missouri	0	1,334	0	1,334
Nebraska	0	5,659	0	5,659
Nevada	0	20,723	0	20,723
New Jersey	0	47,076	0	47,076
New Mexico	0	8,159	0	8,159
New York	0	71,975	0	71,975
Ohio	0	21,960	0	21,960
Oregon	0	3,003	0	3,003
Pennsylvania	0	26,737	0	26,737
South Carolina	0	18,808	0	18,808
Tennessee	0	11,647	0	11,647
Texas	0	62,216	0	62,216
Utah	0	8,061	0	8,061
Virginia	0	10,496	0	10,496

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

April 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Washington	$0	$16,088	$0	$16,088
West Virginia	0	1,093	0	1,093
Wisconsin	0	601	0	601
Short-Term Instruments
U.S. Treasury Bills	0	9,100	0	9,100

Total Investments	$0	$537,731	$0	$537,731

There were no significant transfers between Levels 1, 2, or 3 during the period ended April 30, 2015.

See Accompanying Notes	ANNUAL REPORT	APRIL 30, 2015	29

Schedule of Investments PIMCO California Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 164.8%

MUNICIPAL BONDS & NOTES 164.1%

CALIFORNIA 158.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	$10,000	$11,164
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
5.600% due 06/01/2036	1,500	1,385
California Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 01/01/2039 (a)	10,200	11,353
5.000% due 10/01/2039 (a)	10,000	11,133
California Health Facilities Financing Authority Revenue Bonds, (IBC/NPFGC Insured), Series 2007
5.000% due 11/15/2042	1,600	1,681
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 11/15/2040	5,050	5,898
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	2,000	2,299
6.000% due 07/01/2039	4,000	4,607
6.500% due 11/01/2038	1,000	1,201
California Health Facilities Financing Authority Revenue Bonds, Series 2010
5.000% due 11/15/2036	1,450	1,616
8.110% due 11/15/2036 (b)	1,000	1,249
California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,102
6.000% due 08/15/2042	2,800	3,310
10.130% due 11/15/2042 (b)	6,000	6,709
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	11,000	12,139
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	3,675	4,104
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	11,002
California Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	2,900	3,193
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,000	1,278
California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.100% due 06/01/2040	2,000	2,211
5.250% due 08/01/2040	1,250	1,345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, Series 2006
5.000% due 09/01/2035	$5,885	$6,200
California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	100	108
5.000% due 12/01/2037	3,000	3,284
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	2,000	2,362
6.000% due 11/01/2039	2,000	2,413
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	2,400	2,791
5.500% due 03/01/2040	1,500	1,756
California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	7,000	7,875
California State Public Works Board Revenue Bonds, Series 2009
5.000% due 04/01/2034	2,000	2,301
5.750% due 10/01/2030	2,000	2,354
6.000% due 11/01/2034	2,000	2,393
California State Public Works Board Revenue Bonds, Series 2011
5.000% due 12/01/2029	1,500	1,724
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1999
5.375% due 04/01/2030	2,150	2,156
California Statewide Communities Development Authority Revenue Bonds, (FGIC Insured), Series 2007
5.750% due 07/01/2047	3,200	3,570
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	1,870	2,241
6.750% due 02/01/2038	6,875	8,211
California Statewide Communities Development Authority Revenue Bonds, (NPFGC Insured), Series 2000
5.125% due 07/01/2024	100	112
California Statewide Communities Development Authority Revenue Bonds, Series 2006
5.250% due 03/01/2045	1,000	1,030
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	900	944
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.500% due 07/01/2031	845	921

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.000% due 11/01/2040	$10,000	$10,899
6.250% due 10/01/2039	1,000	1,122
7.500% due 06/01/2042	1,000	1,108
California Statewide Communities Development Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	2,000	2,365
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	11,500	12,668
5.125% due 05/15/2031	4,000	4,438
5.375% due 05/15/2038	4,500	5,027
California Statewide Communities Development Authority Revenue Bonds, Series 2015
5.000% due 11/01/2043	1,600	1,785
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	5,000	5,835
Contra Costa County, California Public Financing Authority Tax Allocation Bonds, Series 2003
5.850% due 08/01/2033	350	350
Desert Community College District, California General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 08/01/2037	5,000	5,393
Eastern Municipal Water District, California Certificates of Participation Bonds, Series 2008
5.000% due 07/01/2035	6,300	6,930
El Monte, California Certificates of Participation Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2034 (c)	14,425	14,468
Folsom Redevelopment Agency, California Tax Allocation Bonds, Series 2009
5.500% due 08/01/2036	1,000	1,058
Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2001
6.000% due 09/01/2018	165	166
6.000% due 09/01/2019	505	509
6.300% due 09/01/2031	3,500	3,518
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	3,000	3,011
5.000% due 06/01/2038	6,000	6,021
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2005
5.000% due 06/01/2045	2,195	2,203
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	8,300	6,611
5.750% due 06/01/2047	32,475	28,046
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2040	7,000	7,747
5.000% due 06/01/2045	4,500	4,968

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Imperial Irrigation District, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	$1,000	$1,105
Kern County, California Certificates of Participation Bonds, (AGC Insured), Series 2009
5.750% due 08/01/2035	10,590	12,092
Lancaster Redevelopment Agency, California Tax Allocation Bonds, Series 2009
6.875% due 08/01/2039	500	603
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,206
Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	5,000	5,539
Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2015
5.000% due 12/01/2039	1,700	1,921
5.000% due 12/01/2044	1,850	2,074
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2009
5.375% due 07/01/2034 (a)	3,000	3,390
5.375% due 07/01/2038 (a)	7,000	7,855
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	4,100	4,641
5.000% due 07/01/2043	5,000	5,585
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,650	4,120
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2015
5.000% due 07/01/2044	1,250	1,418
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 07/01/2029 (a)	10,000	11,374
5.000% due 01/01/2034 (a)	8,500	9,577
5.300% due 01/01/2034	250	285
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	10,600	14,427
Malibu, California Certificates of Participation Bonds, Series 2009
5.000% due 07/01/2039	700	766
Peralta Community College District, California General Obligation Bonds, Series 2009
5.000% due 08/01/2039	1,250	1,407
Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,000	2,217
River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,101

See Accompanying Notes	ANNUAL REPORT	APRIL 30, 2015	31

Schedule of Investments PIMCO California Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2030	$5,000	$5,059
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	6,250	6,824
San Diego Regional Building Authority, California Revenue Bonds, Series 2009
5.375% due 02/01/2036	3,285	3,713
San Francisco, California City & County Certificates of Participation Bonds, Series 2009
5.250% due 04/01/2031	650	738
San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	1,500	1,822
San Jose, California Special Assessment Bonds, Series 2001
5.600% due 09/02/2017	230	238
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,200	1,343
Santa Clara County, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.750% due 02/01/2041	3,500	3,816
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,300	1,506
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	800	686
Torrance, California Revenue Bonds, Series 2010
5.000% due 09/01/2040	6,300	6,708
Turlock, California Certificates of Participation Bonds, Series 2007
5.500% due 10/15/2037	2,000	2,233
Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,500	2,728
Westlake Village, California Certificates of Participation Bonds, Series 2009
5.000% due 06/01/2039	1,000	1,037

		424,125

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 3.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	$8,600	$8,231

TEXAS 2.1%
Wood County, Texas Central Hospital District Revenue Bonds, Series 2011
6.000% due 11/01/2041	5,000	5,563

Total Municipal Bonds & Notes (Cost $393,293)		437,919

SHORT-TERM INSTRUMENTS 0.7%

SHORT-TERM NOTES 0.1%
Fannie Mae
0.081% due 05/01/2015	100	100

U.S. TREASURY BILLS 0.6%
0.052% due 06/11/2015 - 10/08/2015	1,700	1,700

Total Short-Term Instruments (Cost $1,800)		1,800

Total Investments in Securities (Cost $395,093)		439,719

Total Investments 164.8% (Cost $395,093)		$439,719

Preferred Shares (56.2%)		(150,000)

Other Assets and Liabilities, net (8.6%)		(22,881)

Net Assets Applicable to Common Shareholders 100.0%		$266,838

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(a) in the Notes to Financial Statements for more information.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

April 30, 2015

(b)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on April 30, 2015.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
El Monte, California Certificates of Participation Bonds, (AMBAC Insured), Series 2001	5.250%	01/01/2034	08/02/2001	$14,425	$14,468	5.42%

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$424,125	$0	$424,125
Iowa	0	8,231	0	8,231
Texas	0	5,563	0	5,563
Short-Term Instruments
Short-Term Notes	0	100	0	100
U.S. Treasury Bills	0	1,700	0	1,700

Total Investments	$0	$439,719	$0	$439,719

There were no significant transfers between Levels 1, 2, or 3 during the period ended April 30, 2015.

See Accompanying Notes	ANNUAL REPORT	APRIL 30, 2015	33

Schedule of Investments PIMCO New York Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.9%

MUNICIPAL BONDS & NOTES 158.5%

NEW YORK 155.7%
Build NYC Resource Corp., New York Revenue Bonds, Series 2014
5.000% due 06/01/2043	$820	$920
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	3,000	3,310
5.750% due 02/15/2047	4,000	4,552
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	4,500	5,113
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2042	2,000	2,207
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2043	1,000	1,100
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049	433	35
6.700% due 01/01/2049	1,200	1,179
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006
5.125% due 06/01/2046	1,230	986
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,000	2,285
New York City, New York Health & Hospital Corp. Revenue Bonds, Series 2010
5.000% due 02/15/2030	3,500	3,865
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	900	1,034
7.000% due 03/01/2049	3,200	3,829
New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
5.000% due 09/01/2035	1,000	1,013
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2009
5.250% due 01/15/2039	5,000	5,612
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
4.750% due 06/15/2035 (a)	5,000	5,336
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2040	2,500	2,793
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (a)	11,410	13,369

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	$1,925	$2,317
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	6,150	6,861
6.375% due 07/15/2049	1,500	1,697
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	2,000	2,237
5.750% due 11/15/2051	6,000	6,941
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,000	2,081
New York State Dormitory Authority Revenue Bonds, (AGC Insured), Series 2009
5.125% due 07/01/2039	1,000	1,111
New York State Dormitory Authority Revenue Bonds, Series 2008
4.500% due 07/01/2035	2,500	2,588
5.000% due 07/01/2038	4,500	5,046
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,116
5.125% due 07/01/2039	1,300	1,442
5.500% due 03/01/2039	1,800	2,048
New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2035	500	569
5.500% due 07/01/2040	1,250	1,428
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 07/01/2031	2,000	2,205
5.500% due 07/01/2036	1,000	1,166
6.000% due 07/01/2040	1,225	1,437
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 07/01/2042	1,350	1,515
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	1,000	1,147
New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2028	1,000	1,182
5.000% due 07/01/2033	500	571
5.000% due 07/01/2034	1,000	1,130
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2037	2,000	2,233
5.000% due 01/01/2042	3,645	4,026
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.000% due 03/15/2036 (a)	1,800	2,011

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	$600	$675
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	1,000	1,182
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2009
5.250% due 11/15/2034 (a)	3,000	3,386
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	3,000	3,302
Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
4.625% due 09/01/2026	5,860	6,497
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	4,000	4,026
5.000% due 06/01/2034	3,000	2,722
5.125% due 06/01/2042	2,205	1,911
Warren & Washington Counties Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2003
5.000% due 12/01/2027	2,945	2,951
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010
6.125% due 11/01/2037	910	1,051
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010
6.000% due 10/15/2030	200	212
Yonkers Industrial Development Agency, New York Revenue Bonds, Series 2001
6.000% due 06/01/2041	400	453

		143,011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 2.8%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	$2,875	$2,556

Total Municipal Bonds & Notes (Cost $132,816)		145,567

SHORT-TERM INSTRUMENTS 0.4%

U.S. TREASURY BILLS 0.4%
0.049% due 05/14/2015 - 07/09/2015	400	400

Total Short-Term Instruments (Cost $400)		400

Total Investments in Securities (Cost $133,216)		145,967

Total Investments 158.9% (Cost $133,216)		$145,967

Preferred Shares (51.1%)		(47,000)

Other Assets and Liabilities, net (7.8%)		(7,135)

Net Assets Applicable to Common Shareholders 100.0%		$91,832

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(a) in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	APRIL 30, 2015	35

Schedule of Investments PIMCO New York Municipal Income Fund (Cont.)

April 30, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Investments in Securities, at Value
Municipal Bonds & Notes
New York	$0	$143,011	$0	$143,011
Ohio	0	2,556	0	2,556
Short-Term Instruments
U.S. Treasury Bills	0	400	0	400

Total Investments	$0	$145,967	$0	$145,967

There were no significant transfers between Levels 1, 2, or 3 during the period ended April 30, 2015.

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

April 30, 2015

1. ORGANIZATION

PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund, (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on May 9, 2001 (for PIMCO Municipal Income Fund and PIMCO New York Municipal Income Fund) and on May 10, 2001 (for PIMCO California Municipal Income Fund) as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO New York Municipal Income Fund is classified and managed as a non-diversified fund and PIMCO California Municipal Income Fund and PIMCO Municipal Income Fund are classified and managed as diversified funds. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the Funds’ investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, each Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to each Fund as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Fund as its investment manager. The same investment professionals that were responsible for managing each Fund’s portfolio prior to the transition continue to do so following the transition. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Fund. Please see Note 7, Fees and Expenses below for additional information.

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may

ANNUAL REPORT	APRIL 30, 2015	37

Notes to Financial Statements (Cont.)

have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Distributions—Common Shares  The Funds intend to declare distributions from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed/(overdistributed) net investment income, accumulated undistributed/(overdistributed) net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(c) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

38	PIMCO CLOSED-END FUNDS

April 30, 2015

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The net asset value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of each Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Funds’ valuation policies, determine in good faith the fair market value of the Funds’ portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

ANNUAL REPORT	APRIL 30, 2015	39

Notes to Financial Statements (Cont.)

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager. These methods may require subjective determinations about the value of a security. While each Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets or liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant

40	PIMCO CLOSED-END FUNDS

April 30, 2015

unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at April 30, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

ANNUAL REPORT	APRIL 30, 2015	41

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Tender Option Bond Transactions  The Funds may leverage their assets through the use of tender option bond transactions. In a tender option bond transaction (“TOB”), a Fund sells or causes the sale of, a fixed-rate municipal bond (“Fixed Rate Bond”) to a tender option bond trust (“TOB Trust”) that issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”). The Fund simultaneously, or within a short period of time, purchases the TOB Residual issued by the TOB Trust. The TOB Floater is sold to third-party investors. The cash received by the TOB Trust from the sale of the TOB Floater and TOB Residual, less transaction expenses, is paid to the Fund that sold the Fixed Rate Bond to the TOB Trust. The Fund may then invest this cash in additional securities, generating leverage for the Fund.

The TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB Trust agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability

42	PIMCO CLOSED-END FUNDS

April 30, 2015

of the TOB Trust to obtain renewal of the liquidity support agreement, a substantial decline in market value of the Fixed Rate Bond or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. Holders of TOB Floaters typically have the option to tender their TOB Floaters to the TOB Trust for redemption at par at each reset date. In such cases, a remarketing agent is engaged to remarket TOB Floaters so tendered.

The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Fund on an accrual basis and is shown as interest on the Statement of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statement of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

The interest rates payable on the TOB Residual purchased by a Fund bear an inverse relationship to the interest rate on the TOB Floater. The TOB Residual is created by dividing the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security and the TOB Residual, which is a long-term security. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation of the underlying Fixed Rate Bond’s value. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and operate to require that such programs be restructured. In particular, when effective, these rules effectively will preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of tender option bond trusts; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. At this time, the full impact of these rules is not certain, however, in response to these rules, industry participants have begun to explore various structuring alternatives for existing and new trusts. For example, under a new tender option bond structure, a Fund would structure and sponsor a tender option bond trust. As a result, a Fund would be required to assume certain responsibilities and risks as the sponsor of the tender option bond trust. Because of the important role

ANNUAL REPORT	APRIL 30, 2015	43

Notes to Financial Statements (Cont.)

that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Funds. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs.

PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, and PIMCO New York Municipal Income Fund had average leverage outstanding from the use of tender option bond transactions during the period ended April 30, 2015 of (in thousands) $13,063, $30,597, and $10,477 at weighted average interest rates of 0.77%, 0.83%, 0.66%, respectively.

6. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

The market values of securities may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the

44	PIMCO CLOSED-END FUNDS

April 30, 2015

broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to a Fund in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to a Fund in the form of cash or securities equal in value to the unpaid amount owed to a Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, a Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to a Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty

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Notes to Financial Statements (Cont.)

and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

7. FEES AND EXPENSES

Management Fee  Effective at the close of business on September 5, 2014, each Fund entered into an Investment Management Agreement with PIMCO (the “Agreement”). Pursuant to the Agreement, subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of each Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.705% of PIMCO Municipal Income Fund’s average daily net asset value, inclusive of daily net assets attributable to any preferred shares that may be outstanding, 0.705% of PIMCO California Municipal Income Fund’s average daily net asset value, inclusive of daily net assets attributable to any preferred shares that may be outstanding and 0.770% of PIMCO New York Municipal Fund’s average daily net asset value, inclusive of daily net assets attributable to any preferred shares that may be outstanding. Management fees paid subsequent to the close of business on September 5, 2014 to April 30, 2015 for PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Fund were $2,414,465, $1,913,378 and $696,406 respectively.

Prior to the close of business on September 5, 2014, AGIFM served as the investment manager to each Fund and received annual fees, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of daily net assets attributable to any preferred shares that were outstanding. Prior to the close of business on September 5, 2014, AGIFM retained PIMCO as sub-adviser to manage the Funds’ investments. AGIFM, and not the Funds, paid a portion of the fees it received as investment manager to PIMCO in return for its services. Management fees paid to AGIFM from May 1, 2014 to the close of business on September 5, 2014 for PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Fund were $1,174,410, $932,589 and $308,131, respectively.

46	PIMCO CLOSED-END FUNDS

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Prior to the close of business on September 5, 2014, in addition to the management fee paid to AGIFM, as described above, each Fund directly had borne expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services the Funds require. Effective beginning at the close of business on September 5, 2014, PIMCO (and not the Funds) bears such expenses with respect to each Fund pursuant to its management fee arrangements under the Agreement described above under “Management Fee.”

Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of a Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by a Fund’s Board); (iv) expenses of a Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in a Fund’s organizational documents) associated with a Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following a Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees

ANNUAL REPORT	APRIL 30, 2015	47

Notes to Financial Statements (Cont.)

also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM , an affiliate of PIMCO that served as the investment manager of the PIMCO-Managed Funds prior to the close of business on September 5, 2014, serves as investment adviser.

Prior to the close of business on September 5, 2014, including during the period of this report, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of PIMCO, AGIFM or any entity controlling, controlled by or under common control with PIMCO or AGIFM, received annual compensation of $250,000 for service on the Boards of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz-Managed Funds, as applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with the new investment management agreement between the PIMCO-Managed Funds and PIMCO and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM, each of the PIMCO- Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz- Managed Funds. Under the new Board structure, each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO- Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

8. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another

48	PIMCO CLOSED-END FUNDS

April 30, 2015

fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended April 30, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Portfolio Name	Purchases	Sales
PIMCO Municipal Income Fund	$2,518	$0
PIMCO California Municipal Income Fund	5,803	0
PIMCO New York Municipal Income Fund	942	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended April 30, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Municipal Income Fund	$0	$0	$49,418	$45,532
PIMCO California Municipal Income Fund	0	0	60,767	45,235
PIMCO New York Municipal Income Fund	0	0	7,783	750

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

11. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the year ended April 30, 2015, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of April 30, 2015

PIMCO Municipal Income Fund
Series A	1,520	0.197%	0.077%	0.164%
Series B	1,520	0.197%	0.077%	0.164%
Series C	1,520	0.197%	0.066%	0.164%
Series D	1,520	0.197%	0.077%	0.098%
Series E	1,520	0.197%	0.083%	0.131%

PIMCO California Municipal Income Fund
Series A	2,000	0.197%	0.077%	0.164%
Series B	2,000	0.197%	0.066%	0.164%
Series C	2,000	0.197%	0.083%	0.131%

PIMCO New York Municipal Income Fund
Series A	1,880	0.197%	0.077%	0.164%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate—defined as 90% of the quotient of (A) the per annum

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rate expressed on an interest equivalent basis equal to the S&P Municipal Bond 7-day High Grade Rate Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal)—multiplied by 110%. As of April 30, 2015, the current multiplier for calculating the maximum rate is 110%. The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of April 30, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of April 30, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book- to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Post- October Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
PIMCO Municipal Income Fund	$3,961	$—	$—	$59,024	$(2,071)	$(59,021)	$—	$—
PIMCO California Municipal Income Fund	14,140	—	—	44,633	(1,435)	(34,204)	—	—
PIMCO New York Municipal Income Fund	2,768	—	—	12,650	(440)	(20,610)	—	—

(1)	Adjusted for inverse floater transactions.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through April 30, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through April 30, 2015 and Ordinary losses realized during the period January 1, 2015 through April 30, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

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Notes to Financial Statements (Cont.)

As of April 30, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	4/30/2016	4/30/2017	4/30/2018	4/30/2019

PIMCO Municipal Income Fund	$3,577	$891	$49,232	$—
PIMCO California Municipal Income Fund	—	—	23,867	—
PIMCO New York Municipal Income Fund	—	3,099	16,947	—

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of April 30, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Municipal Income Fund	$4,077	$1,244
PIMCO California Municipal Income Fund	10,337	—
PIMCO New York Municipal Income Fund	488	76

As of April 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Municipal Income Fund	$478,719	$65,388	$(6,376)	$59,012
PIMCO California Municipal Income Fund	395,086	46,522	(1,889)	44,633
PIMCO New York Municipal Income Fund	133,751	13,307	(1,091)	12,216

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to inverse floater transactions for federal income tax purposes.

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For the fiscal years ended April 30, 2015 and April 30, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	April 30, 2015				April 30, 2014
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Municipal Income Fund	$24,027	$981	$—	$—	$24,500	$473	$—	$—
PIMCO California Municipal Income Fund	17,057	291	—	—	17,010	325	—	—
PIMCO New York Municipal Income Fund	5,295	28	—	—	5,238	82	—	—

(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On May 1, 2015, the following distributions were declared to common shareholders payable June 1, 2015, to shareholders of record on May 11, 2015:

PIMCO Municipal Income Fund	$0.08125 per common share
PIMCO California Municipal Income Fund	$0.07700 per common share
PIMCO New York Municipal Income Fund	$0.05700 per common share

On June 1, 2015, the following distributions were declared to common shareholders payable July 1, 2015, to shareholders of record on June 11, 2015:

PIMCO Municipal Income Fund	$0.08125 per common share
PIMCO California Municipal Income Fund	$0.07700 per common share
PIMCO New York Municipal Income Fund	$0.05700 per common share

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	APRIL 30, 2015	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (collectively hereafter referred to as the “Funds”) at April 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

June 24, 2015

54	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FGIC	Financial Guaranty Insurance Co.
AGC	Assured Guaranty Corp.	FHA	Federal Housing Administration
AGM	Assured Guaranty Municipal	IBC	Insured Bond Certificate
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.

ANNUAL REPORT	APRIL 30, 2015	55

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

The Funds held their annual meetings of shareholders on December 18, 2014. Common/preferred shareholders voted as indicated below:

PIMCO California Municipal Income Fund	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	16,794,148	352,226
Re-election of Bradford K. Gallagher — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	16,784,843	361,531
Re-election of John C. Maney† — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	16,785,112	361,262

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, William B. Ogden, IV, James A. Jacobson and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Municipal Income Fund	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	22,361,289	574,524
Re-election of Bradford K. Gallagher — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	22,180,918	754,895
Re-election of John C. Maney† — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	22,366,272	569,541

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, William B. Ogden, IV, James A. Jacobson and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO New York Municipal Income Fund	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	6,996,813	141,058
Re-election of Bradford K. Gallagher — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	6,779,551	358,320
Re-election of John C. Maney† — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	6,996,813	141,058

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, William B. Ogden, IV, James A. Jacobson and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

56	PIMCO CLOSED-END FUNDS

(Unaudited)

Special Shareholder Meeting Results

The Funds held a special meeting of shareholders on June 9, 2014 to vote on the approval of the new investment management agreement between the Funds and PIMCO, as discussed in Note 7 to the Notes to Financial Statements. The special meeting was convened as scheduled on June 9, 2014. However, because sufficient votes in favor of the proposal had not been received for any Fund at the time of the special meeting, the shareholders of each Fund present voted to adjourn the special meeting to July 10, 2014 to permit further solicitation of proxies. On July 10, 2014 the special meeting was reconvened, and common and preferred shareholders (if any) of each Fund voted as indicated below:

PIMCO California Municipal Income Fund	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO California Municipal Income Fund and Pacific Investment Management Company LLC	8,476,553	350,277	1,460,937

PIMCO Municipal Income Fund	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO Municipal Income Fund and Pacific Investment Management Company LLC	12,089,627	450,768	1,589,151

PIMCO New York Municipal Income Fund	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO New York Municipal Income Fund and Pacific Investment Management Company LLC	3,338,981	203,095	624,088

ANNUAL REPORT	APRIL 30, 2015	57

Changes to Boards of Trustees

(Unaudited)

Effective at the close of business on September 5, 2014, Craig A. Dawson became a Class III Trustee of each of PIMCO California Municipal Income Fund, PIMCO Municipal Income Fund and PIMCO New York Municipal Income Fund.

58	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan

(Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of each Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

ANNUAL REPORT	APRIL 30, 2015	59

Dividend Reinvestment Plan (Cont.)

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions—i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.amstock.com.

60	PIMCO CLOSED-END FUNDS

Management of the Funds

(Unaudited)

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Hans W. Kertess 1939	Chairman of the Board, Trustee	Trustee of the Funds since 2001, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for each Fund.	President, H. Kertess & Co., a financial advisory company. Senior Adviser, Royal Bank of Canada Capital Markets. Formerly, Managing Director and Consultant, Royal Bank of Canada Capital Markets.	92	None
Deborah A. DeCotis 1952	Trustee	Trustee of the Funds since 2011, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year for each Fund.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2011); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Principal, LaLoop LLC, a retail accessories company (1999-2014) and Director, Helena Rubenstein Foundation (1997-2010).	92	None
Bradford K. Gallagher 1944	Trustee	Trustee of the Funds since 2010, expected to stand for re-election at the annual meeting of shareholders for the 2017-2018 fiscal year for each Fund.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, Commonfund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012) and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	92	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

ANNUAL REPORT	APRIL 30, 2015	61

Management of the Funds (Cont.)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James A. Jacobson 1945	Trustee	Trustee of the Funds since 2009, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year for each Fund.	Retired. Trustee and Chairman of Investment Committee, Ronald McDonald House of New York (since 2002); Trustee, Taft School, Watertown, CT (since 2007); Trustee, New Jersey City University, Jersey City, NJ (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. (2003-2008)	92	Trustee, Alpine Mutual Funds Complex consisting of 18 funds.
William B. Ogden, IV 1945	Trustee	Trustee of the Funds since 2006, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for each Fund.	Retired. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None
Alan Rappaport 1953	Trustee	Trustee of the Funds since 2010, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for each Fund.	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (2013-2014); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007); Director, Victory Capital Holdings, Inc., an asset management firm.	92	None

62	PIMCO CLOSED-END FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Craig A. Dawson* 1968	Trustee	Trustee of the Funds since 2014, expected to stand for re-election at the annual meeting of shareholders for the 2017-2018 fiscal year for each Fund.	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None
John C. Maney** 1959	Trustee	Trustee of the Funds since 2006, expected to stand for re-election at the annual meeting of shareholders for the 2017-2018 fiscal year for each Fund.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	25	None

*	Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

**	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

ANNUAL REPORT	APRIL 30, 2015	63

Management of the Funds (Cont.)

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President	Since 2014	Managing Director, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.
Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Stacie D. Anctil[1] 1969	Vice President	Since 2015	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
William G. Galipeau[1] 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.
Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.
Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Vadim Avdeychik 1979	Assistant Secretary	Since 2015	Vice President, PIMCO. Assistant Secretary, PIMCO-Managed Funds. Formerly, Associate, Willkie Farr and Gallagher LLP and ERISA Enforcement Advisor, Employee Benefits Security Administration.
Ryan G. Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

AGIFM personnel served as Fund officers through the close of business on September 5, 2014, but were replaced with the PIMCO personnel listed above effective as of the close of business on September 5, 2014, in connection with the transition to PIMCO as the Funds’ investment manager.

64	PIMCO CLOSED-END FUNDS

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs

ANNUAL REPORT	APRIL 30, 2015	65

Privacy Policy1 (Cont.)

sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

[1]	Effective as of September 5, 2014.
[2]

When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

66	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund.

CEF3005AR_043015

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	April 30, 2015	$ 28,445
	April 30, 2014	$ 45,000
(b)	Fiscal Year Ended	Audit-Related Fees
	April 30, 2015	$ 8,583
	April 30, 2014	$ 8,333
(c)	Fiscal Year Ended	Tax Fees
	April 30, 2015	$ 11,450
	April 30, 2014	$ 11,120
(d)	Fiscal Year Ended	All Other Fees(1)
	April 30, 2015	$ —
	April 30, 2014	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

Aggregate Non-Audit Fees Billed to Entity
Entity	April 30, 2015
PIMCO California Municipal Income Fund	$20,033
Pacific Investment Management Company LLC (“PIMCO”)	9,316,931
Allianz Global Investors Fund Management LLC	62,690

Total	$9,399,654

The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the fiscal period ended April 30, 2014 was $7,889,893.

h) The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring preapproval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act (the “Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of June 26, 2015, the following individual has primary responsibility for the day-to-day implementation of the PIMCO California Municipal Income Fund (the “Fund”):

Joe Deane

Mr. Deane has been the portfolio manager for the Fund since July 2011. Mr. Deane is an executive vice president in the New York office and head of municipal bond portfolio management. Prior to joining PIMCO in 2011, he was co-head of the tax-exempt department at Western Asset (WAMCO). Mr. Deane was previously a managing director and head of tax-exempt investments from 1993-2005 at Smith Barney/Citigroup Asset Management. Earlier in his career, he held senior portfolio management positions with Shearson and E.F. Hutton. Morningstar named him Fixed-Income Manager of the Year in 1996 and a finalist in 1995 and 2007.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of April 30, 2015, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Joe Deane	21	$4,995.39	0	0.00	11	$1,048.39

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of April 30, 2015 the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation - Long-Term Incentive Plan (LTIP) are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Manager beneficially owned as of April 30, 2015:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of April 30, 2015
Joe Deane	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO California Municipal Income Fund

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President

Date:	June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President

Date:	June 26, 2015

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer

Date:	June 26, 2015